Important Notice Regarding Change in Investment Policy

PROSHARES TRUST

ProShares Morningstar Alternatives Solution ETF

Supplement dated May 5, 2016

to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated October 1, 2015, each as supplemented or amended

As of March 1, 2016, all references to the RAFI US Equity Long/Short Index are removed and replaced with references to the FTSE RAFI US 1000 Long/Short Total Return Index.

As of March 8, 2016, all references to ProShares Managed Futures Strategy (FUTS) are removed from the Fund’s Summary Prospectus and Statutory Prospectus because FUTS is being liquidated and closed and it is no longer part of the Fund’s underlying Index. The sentence “In addition to ETFs that are investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), one of the Underlying ETFs currently included in the Index is an ETF that is not a mutual fund or any other type of investment company as defined in the 1940 Act and is not subject to regulation thereunder.” in the Principal Investment Strategies section is also removed.

The Underlying ETFs now include ProShares Managed Futures Strategy ETF. A brief description of ProShares Managed Futures Strategy ETF follows.

ProShares Managed Futures Strategy ETF (FUT) is an actively managed exchange traded fund that seeks to achieve positive returns that are not directly correlated to broad equity or fixed income markets. The Fund uses the S&P® Strategic Futures Index as a performance benchmark. The S&P® Strategic Futures Index was developed by Standard & Poors and is a long/short rules-based investable index that seeks to capture the economic benefit from trends (in either direction) in the commodity, foreign currency and fixed income markets by taking long or short positions in related futures contracts based on the performance trends of the individual components. The Fund is a separate investment vehicle from ProShares Managed Futures Strategy (FUTS), a series of ProShares Trust II, which was liquidated and closed on March 21, 2016.

The risk factor captioned “Risks Related to a Managed Futures Strategy” is removed and replaced with the following.

Risks Related to a Managed Futures Strategy — ProShares Managed Futures Strategy ETF is an actively managed ETF that seeks to achieve positive returns that are not directly correlated to broad equity or fixed income markets. The Fund uses the S&P® Strategic Futures Index as a performance benchmark (the “Benchmark”). The Benchmark seeks to capture the economic benefit from trends (in either direction) in the commodity, foreign currency and fixed income markets by taking long or short positions in related futures contracts and is based on a quantitative trading strategy.

The Underlying ETF takes long or short positions primarily based on the performance trends of the individual components. There can be no assurance that such trends are an accurate indicator of future market movements. In markets without sustained price trends, or markets with significant price movements that quickly reverse, the Underlying ETF may suffer significant losses. The Underlying ETF’s Benchmark is based on futures prices, not spot prices. Futures can perform very differently from spot prices. This Underlying ETF’s exposure to commodity or financial futures markets may subject it to greater volatility than investments in traditional securities, which may adversely affect an investor’s investment in that Underlying ETF. Certain index components of that Underlying ETF have experienced high volatility in the past.

Certain of these futures contracts are subject to risks related to rolling, which is the process in which an Underlying ETF closes out and replaces futures contracts that near expiration with futures contracts with a later expiration. The prices at which the Underlying ETF can replace expiring commodity futures contracts or financial futures contracts may be higher or lower in the nearer months than in the more distant months. The pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” The pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” The presence of contango in certain commodity futures contracts or financial futures contracts at the time of rolling would be expected to adversely affect long positions held by the Underlying ETF and positively affect short positions held by the Underlying ETF. The presence of backwardation would be expected to adversely affect short positions and positively affect long positions.

The Underlying ETF is not an index tracking ETF and will seek to enhance its performance by actively selecting investments with varying maturities from the underlying components of the Benchmark. If such strategy fails to produce the intended results, the Underlying ETF could underperform the Benchmark or other funds with a similar investment objective and/or strategies.

The Fund will not invest directly in Commodity Futures Contracts. The Fund expects to gain exposure to these investments by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary). The Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended.

The sentences “One of the other exchange-traded funds is a publicly traded commodity pool that is sponsored by ProShare Capital Management LLC, an affiliate of ProShare Advisors. The commodity pool is not a mutual fund or any other type of investment company as defined in the 1940 Act, and is not subject to regulation thereunder.” are removed from the Fund’s Statement of Additional Information.

As of April 18, 2016, all references to the ProShares 30 Year TIPS/TSY Spread are removed and replaced with references to the ProShares Inflation Expectations ETF, and all references to the Credit Suisse 30-Year Inflation Breakeven Index are removed and replaced with references to the Citi 30-Year TIPS (Treasury Rate-Hedged) Index.

The brief description of ProShares 30 Year TIPS/TSY Spread in the Principal Investment Strategies section is replaced with the following:

ProShares Inflation Expectations ETF (RINF) seeks investment results, before fees and expenses, that track the performance of the Citi 30-Year TIPS (Treasury Rate-Hedged) Index (the “Index”) and will invest at least 80% of its total assets in securities of the Index. In addition, the Fund will invest in derivatives and other fixed income securities that ProShare Advisors believes, in combination, should track the performance of the Index. The Index tracks the performance of (i) long positions in the most recently issued 30-year Treasury Inflation-Protected Securities (“TIPS”) and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index seeks to achieve an overall duration dollar amount of zero. The Index is not designed to measure the realized rate of inflation, nor does it seek to replicate the returns of any index or measure of actual consumer price levels.

The risk factor captioned “Breakeven Inflation Investing Risk” is removed and replaced with the following.

Breakeven Inflation Investing Risk — ProShares Inflation Expectations ETF seeks investment results, before fees and expenses, that track the Index. The Index tracks the performance of (i) long positions in the most recently issued 30-year Treasury Inflation-Protected Securities (“TIPS”) and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index seeks to achieve an overall duration dollar amount of zero. The difference in yield (or spread) between these bonds (Treasury yield minus TIPS yield) is commonly referred to as a “breakeven rate of inflation” (BEI) and is considered to be a measure of the market’s expectations for inflation over the relevant period. The level of the Index (and the fund) will fluctuate based on changes in the value of the underlying bonds, which will likely not be the same on a percentage basis as changes in the BEI. The Index is not designed to measure or predict the realized rate of inflation, nor does it seek to replicate the returns of any price index or measure of actual consumer price levels. Changes in the BEI are based on the TIPS and U.S. Treasury markets, interest rate and inflation expectations, and fiscal and monetary policy.

There is no guarantee that these factors will combine to produce any particular directional changes in the Index over time, or that the fund will retain any appreciation in value over extended periods of time, or that the returns of the Index or the fund will track or outpace the realized rate of inflation, or any price index or measure of actual consumer price levels. It is possible that the returns of the Index or the fund will not correlate to (or may be the opposite of) the change in the realized rate of inflation, or any price index, or measure of actual consumer price levels. Furthermore, while the BEI provides exposure to inflation expectations, it may also be influenced by other factors, including premiums related to liquidity for certain bonds as well as premiums surrounding the uncertainty of future inflation. These other factors may impact the level of the Index or the value of the fund in unexpected ways and may cancel out or even reverse the impact of changes in inflation expectations. As a result, an investment in the fund may not serve as an effective hedge against inflation.

Please retain this Supplement for future reference.